SUBSEQUENT EVENT	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENT

On August 27, 2026, the Company entered into a definitive agreement with an institutional investor for the issuance of 1,348,921 ADSs or ADS equivalents (pre-funded warrants) at a purchase price of $2.78 per ADS or ADS equivalent, via a registered direct offering. In addition, the Company will issue to the investor unregistered ordinary warrants to purchase up to an aggregate of 2,023,382 ADSs or ADS equivalents via a concurrent private placement. The warrants will have an exercise price of $2.78 per share and will expire five years from the date of issuance. The closing of the offering is expected to occur on or about August 31, 2026, subject to the satisfaction of customary closing conditions. Gross proceeds from the offering are $3.75 million, before deducting the placement agent fees and other offering expenses payable by the Company. The offering purchase agreement includes lock-up, warranty, indemnification, and other provisions customary for transactions of this nature.

In connection with the offering, the Company entered into a warrant amendment pursuant to which the Company agreed to amend certain outstanding ordinary warrants to purchase 277,273 ADSs previously issued and held by the investor. The amended warrants will have a reduced exercise price of $2.78 per share, and an extended expiration date through August 31, 2031.